Certification

I, Aron Fishl Paluch, certify that:

1.   I have reviewed this Annual Report on Form 10-K for the fiscal period ended December 31, 2008, of International Medical Staffing, Inc.;

2.   Based on my knowledge, this Report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this Report;

3.   Based on my knowledge, the financial statements, and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this Report;

4.   I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the issuer and have:

     a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the issuer is made known to me, particularly during the period in which this Report is being prepared;

     b)   Designed such internal  control over  financial  reporting,  or caused such internal  control over  financial  reporting to be designed under my  supervision,   to  provide  reasonable  assurance  regarding  the reliability  of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c)   Evaluated the effectiveness of the issuer's  disclosure controls and procedures  and presented in this Report our  conclusions about the effectiveness of the disclosure controls and procedures,  as of the  end of the  period  covered  by  this  Report  based  on  such evaluation; and

     d)   Disclosed  in this  Report any change in the registrant's internal  control over financial  reporting  that occurred  during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the issuer's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a)   All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the issuer's  ability   to  record,   process,   summarize,   and  report   financial information; and

     b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal control over financial reporting.

Date: March 23, 2009	/s/ Aron Fishl Paluch
Aron Fishl Paluch
Chief Executive and
Chief Financial Officer